SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                               Margo Caribe, Inc.
                (Name of Registrant as Specified in Its Charter)



                               Margo Caribe, Inc.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               MARGO CARIBE, INC.
                                    ROAD 690
                                  KILOMETER 5.8
                          VEGA ALTA, PUERTO RICO 00762


        -----------------------------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                                  TO BE HELD ON
                              FRIDAY, MAY 14, 1999

        -----------------------------------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Margo Caribe, Inc. ("Margo") will be held on Friday, May 14, 1999 at 10:00 a.m., local time, at the offices of Pietrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and vote upon the following proposals:

                  (1) To elect five directors;

                  (2) To ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo for the year ending December 31, 1999; and

                  (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The Board of Directors has designated the close of business on April 12, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

         In order to assure that your vote will be counted, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope.

                                           By order of the Board of Directors,



                                           Margaret D. Spector
                                           Secretary

Vega Alta, Puerto Rico
April 15, 1999

                               MARGO CARIBE, INC.
                                    ROAD 690
                                  KILOMETER 5.8
                          VEGA ALTA, PUERTO RICO 00762


                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 14, 1999



         This Proxy Statement is being furnished to the holders of the common stock, $.001 par value ("Margo Common Stock") of MARGO CARIBE, INC., a Puerto Rico corporation ("Margo"), in connection with the solicitation of proxies by the Board of Directors of Margo for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the place and time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about April 21, 1999.

         The Board of Directors has ordered the Annual Meeting to be held on Friday, May 14, 1999, and has fixed the close of business on April 12, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Margo Common Stock is necessary to constitute a quorum at the meeting. In determining the presence of a quorum at the Annual Meeting, abstentions are counted and "broker non-votes" are not. A "broker non-vote" results when a broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote on a particular matter (even though those shares may be entitled to vote on other matters).

         As of the Record Date, Margo had 1,875,322 outstanding shares of Margo Common Stock. Holders of Margo Common Stock are entitled to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. The Margo Common Stock is the only class of Margo's securities which is entitled to vote on any matter submitted to a vote at the Annual Meeting.

         Proxies in the accompanying form, properly executed, duly returned to Margo and not revoked, will be voted in the manner specified. If no instructions are made, such shares will, except as provided in the second paragraph of this Proxy Statement, be voted (i) for the election of the nominees for directors named in this Proxy Statement; (ii) to ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo; (iii) in the proxyholders' discretion on any other matters that may properly come before the Annual Meeting. Returning a signed proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person, since proxies are revocable. A proxy for the Annual Meeting may be revoked at any time prior to its use by submission of a later dated proxy, by delivery of written notice of revocation to the President of Margo, or by voting in person at the Annual Meeting. Presence at the Annual Meeting does not of itself revoke a proxy.

         Margo will pay the entire cost of soliciting proxies for the Annual Meeting. Solicitation of proxies may be made through personal visits or telephone calls to stockholders or their representatives by officers and other employees of Margo, who will receive no additional compensation therefor.


                              ELECTION OF DIRECTORS

         At the Annual Meeting, five directors comprising the entire Board of Directors of Margo are to be elected. The Board of Directors has nominated the following nominees to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

                               Michael J. Spector
                               Margaret D. Spector
                               Blas R. Ferraiuoli
                                Frederick D. Moss
                                Michael A. Rubin

         The Board of Directors recommends that stockholders vote FOR the election of the five nominees listed above. Michael J. Spector and Margaret D. Spector (the "Spectors") jointly own more than a majority of the outstanding shares of Margo Common Stock. As a result, the Spectors have sufficient votes to elect all of the nominees to Margo's Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management." The Spectors have indicated that they intend to vote for each of the nominees listed above.

         Once a quorum is present, the directors must be elected by a majority of the votes cast by the shares of Margo Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non- votes will not have an effect on the election of directors of Margo. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote the shares represented thereby in favor of such nominees. In addition, though management does not anticipate that any of the persons named above will be unable, or will decline, to serve, if any of the persons named above is unable to serve or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion.

INFORMATION CONCERNING NOMINEES FOR ELECTION

         The following table sets forth information with respect to each nominee for election to the Board of Directors. The business experience of each individual is set forth in the paragraphs following the table.


                                          AGE AT                            POSITION                      DIRECTOR
            NOMINEE                    APRIL 12,1999                      WITH COMPANY                      SINCE
            -------                    -------------                      ------------                      -----
Michael J. Spector                          52                        Chairman, President,                  1981
                                                                        Chief Executive
                                                                      Officer and Director
Margaret D. Spector                         47                       Secretary and Director                 1981
Blas R. Ferraiuoli                          54                              Director                        1988
Frederick Moss                              70                              Director                        1988
Michael A. Rubin                            56                              Director                        1995

         MR. SPECTOR currently serves as the Chairman of the Board, President, Chief Executive Officer and is a director of Margo. He has held these positions since the organization of Margo in 1981. His wife, Margaret D. Spector, is Secretary and a director of Margo.

         MRS. SPECTOR currently serves as the Secretary and a director of Margo. She has held these positions since the organization of Margo in 1981. Since July 1993, Mrs. Spector supervises Margo's lawn and garden distribution business.

         MR. FERRAIUOLI was elected a director of Margo in 1988 and continues to hold that position. He has had his own law practice since June 1994. Mr. Ferraiuoli was a partner in the law firm of Axtmayer Adsuar Muniz & Goyco, San Juan, Puerto Rico from March 1994 to June 1994. Prior to March 1994, he was a partner in the law firm of Goldman Antonetti Cordova & Axtmayer, San Juan, Puerto Rico since

1982. Mr. Ferraiuoli practices civil, corporate and administrative law and has provided legal services to Margo since 1987.

         MR. MOSS was elected a director of Margo in 1988 and continues to hold that position. Since 1986, he has been an independent financial consultant in New York City. He has also served as the Chairman of the Board of Trustees of the Cincinnati Stock Exchange since 1989.

         MR. RUBIN was elected a director of Margo in 1995 and continues to hold that position. Mr. Rubin is an attorney engaged in private practice. He has been a partner in the law firm of Michael A. Rubin, P.A., Coral Gables, Florida, for more than the past five years.

COMPENSATION OF DIRECTORS

         The directors of Margo who are not employees of Margo are paid a quarterly retainer fee of $1,000 and an additional fee of $1,000 for each meeting of the Board (or committee thereof) attended, plus any travel and out-of-pocket expenses incurred in connection with the performance of their duties. No separate fees are paid for committee meetings attended on the same day as a Board meeting. The directors of Margo who are employed by Margo do not receive additional compensation for serving as directors. Margo also provides directors liability insurance for its directors.

         As provided under Margo's 1998 Stock Option Plan (the "1998 Plan") adopted April 23, 1998, any nonemployee director of Margo who is in office on the first business day following any annual meeting of shareholders shall automatically receive on such date an option to acquire 2,500 of Margo Common Stock at the market price on such date. During 1998, Messrs. Ferraiuoli, Moss, Rubin and Mrs. Spector each received an option to acquire 2,500 shares of Margo Common Stock at an exercise price of $1 1/2 expiring on May 29, 2008 in accordance with the 1998 Plan.

DIRECTORS' MEETINGS, COMMITTEES AND FEES

         The Board of Directors held three meetings during 1998. Each member of the Board of Directors attended at least 75% all of the Board meetings and meetings held by all Committees on which he or she served during such period. Margo has an audit committee which reviews the results of Margo's audits and selects Margo's account ants. This committee held one meeting during 1998. The current members of the audit committee are Messrs. Ferraiuoli, Moss and Rubin. Margo also has a Compensation Committee which is responsible for the development and administration of Margo's compensation program. The Compensation Committee held two meetings during 1998.

The members of the Compensation Committee are Messrs. Ferraiuoli, Moss and Rubin. Presently, Margo's Board of Directors has no standing nominating committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are Messrs. Ferraiuoli, Moss, and Rubin, none of whom are employed by Margo. During 1998, none of the executive officers of Margo served as a director, executive officer or compensation committee member of another entity which had an executive officer who served as compensation committee member or director of Margo. Messrs. Ferraiuoli and Rubin, who are directors of Margo, and each have their own law practice, were engaged by the Company during 1998 to render legal services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 12, 1999, the number of shares of Margo Common Stock owned beneficially by the following persons and the percentage of all shares outstanding represented by such ownership: (a) each director and nominee for director of Margo; (b) all executive officers, directors and nominees of Margo as a group; and (c) each person or entity known by Margo to be the beneficial owner of more than five percent (5%) of the outstanding Margo Common Stock. Unless otherwise stated, all shares are held with sole investment and voting power.

                                SECURITY OWNERSHIP AS OF APRIL 12, 1999

                    NAME
             (POSITION WITH THE                      AMOUNT BENEFICIALLY               PERCENT OF
                  COMPANY)                                OWNED(1)                      CLASS(1)
             ------------------                      -------------------               ----------
Michael J. Spector                                       1,276,682(2)                     66.7%
(Executive Officer and
Director)

Margaret D. Spector                                      1,276,682(2)                     66.7%
Carr. 690, Km. 5.8
Vega Alta, Puerto Rico
00646
(Executive Officer and
Director)

J. Morton Davis                                           185,249(3)                       9.9%
D.H. Blair Holdings, Inc.
D.H. Blair Investment
Banking Corp.
44 Wall Street
New York, New York 1005
(Five Percent Shareholder)

Frederick D. Moss                                          14,500(4)                       (7)
(Director)

Blas Ferraiuoli (Director)                                 10,000(4)                       (7)

Michael A. Rubin                                            7,000(5)                       (7)
(Director)

All Executive Officers and                              1,333,162(6)                      68.6%
Directors as a Group
(8 persons)

--------------------
(1) The percent of class held by each person includes the number of shares of Common Stock the named person(s) has the right to acquire upon exercise of stock options that are exercisable within 60 days of April 12, 1999 (except in the case of Mr. and Mrs. Spector in which case all shares issuable upon exercise of stock options are included whether or not exercisable within 60 days of April 12, 1999), but does not include shares of Common Stock issuable upon exercise of stock options held by other persons.
(2) Includes 939,394 shares held directly by Mr. Spector and 297,288 shares held by Mrs. Spector. Also includes stock options to acquire 30,000 and 10,000 shares held by Mr Spector and Mrs. Spector, respectively. The Spectors share voting and investment power over the shares owned by each other.
(3) This amount consists of 184,149 shares held in the name of D.H. Blair Investment Banking Corp., a registered broker-dealer which is wholly-owned by D.H. Blair Holdings, Inc., which in turn is wholly-owned by J. Morton Davis and of 1,100 shares owned by Rosalind Davidowitz, the spouse of Mr. Davis. This amount is based upon a
         Schedule 13G dated February 9, 1995, as amended, filed with the Securities and Exchange Commission.
(4) Includes 6,000 shares issuable upon stock options exercisable on or within 60 days of April 12, 1999
(5) Includes 2,000 shares issuable upon stock option exercisable on or within 60 days of April 12, 1999
(6) Includes 40,000 shares issuable upon exercise of stock options granted to Mr. and Mrs. Spector as described in footnote (1) above and 27,400 shares issuable upon exercise of stock options granted to other officers and directors that are exercisable on or within 60 days of April 12, 1999.
(7)      Less than one percent.

         INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth certain information regarding the executive officers of Margo as of April 12, 1999 who do not serve on Margo's Board of Directors.


NAME (AGE)                                         POSITIONS WITH MARGO
----------                                         --------------------
Guillermo Fradera (49)                             Vice President - Production

Alfonso Ortega (45)                                Vice President, Treasurer and
                                                   Chief Financial Officer

Rene Llerandi (39)                                 Vice President - Marketing


         Officers serve at the discretion of the Board of Directors. All of the executive officers of Margo except Margaret D. Spector devote their full time to the operations of Margo.

BACKGROUND OF EXECUTIVE OFFICERS

         Set forth below is a summary of the background of each person who was an executive officer of Margo as of April 12, 1999, other than executive officers who also serve as directors.

         MR. FRADERA has served as the Vice President of Production since October 1, 1997. Prior to October 1, 1997, he served as Vice President and General Manager of Margo's South Florida operation. He has held these positions since December 1989. He joined Margo in 1984 and served as Vice President of Corporate Development from 1987 to 1989.

         MR. ORTEGA currently serves as the Vice President, Treasurer and Chief Financial Officer of Margo. He has held this position since January 1993. From 1989 to January 1993, Mr. Ortega was an audit manager for the accounting firm of Vila Del Corral & Company, San Juan, Puerto Rico.

         MR. LLERANDI currently serves as Vice President of Marketing. He has held this position since April 1, 1993. He joined Margo in 1988 as Sales Manager for Puerto Rico.

                             EXECUTIVE COMPENSATION

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Margo has a Compensation Committee which is principally responsible for the development and administration of Margo's compensation program.

         Margo's executive compensation program is designed to retain experienced management and to link corporate performance and returns to shareholders. To this end, Margo has developed a compensation strategy that ties a portion of executive compensation to Margo's performance and to appreciation in Margo's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in Margo's business strategy and to link executive and shareholder interests through the use of stock options linked to stock performance.

         The key elements of Margo's executive compensation consist of base salary, an annual bonus and the grant of stock options. Margo's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Michael J. Spector, Margo's chief executive officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee will take into account the full compensation package afforded by Margo to the individual, including insurance and other benefits, as well as the programs described below.

BASE SALARIES

         Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in similar industries and markets.

         Annual salary adjustments are determined by evaluating the performance of Margo and of each executive officer, and also take into account new responsibilities. Non-financial performance measures are also considered. These include increase in market share, efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

         With respect to the base salary of Mr. Spector, the Compensation Committee has taken into account a comparison of base salaries of chief executive officers of similar companies, the performance of Margo's common stock and an assessment of Mr. Spector's individual performance. Other factors that have and will be taken into account are the longevity of Mr. Spector's service to Margo and its belief that Mr. Spector is an excellent representative of Margo to the public by virtue of his stature in the community and the industry. The base salary, bonus and other compensation of Mr. Spector for the 1998 fiscal year was 30% lower than in fiscal year 1997. Mr. Spector has not received an increase in his base salary since 1990.

ANNUAL BONUS

         Margo's executive officers are eligible for an annual bonus based on Margo's profitability and performance as a whole. All executive bonuses were recommended by the Chief Executive Officer.

         During 1998, bonuses for all executives were determined principally on a general evaluation of the performance of Margo as a whole and the individual performance of the executive. Based on Margo's financial results for 1998, Mr. Spector requested that he not be paid a bonus for 1998.

STOCK OPTIONS

         Under Margo's 1998 Plan, which was approved by shareholders, stock options may be granted to Margo's officers, directors and employees. Stock options are designed to provide additional incentive to employees and directors who provide services to Margo and its subsidiaries. The exercise price with respect to stock options under the 1998 Stock Option Plan is determined by the Compensation Committee. Under the 1998 Stock Option Plan, the option exercise price may not be less than 100% of the fair market value of the common stock on the date of grant. This approach is designed to incentivize the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless stock price appreciation occurs over a number of years.

         Grants of options are made by the Compensation Committee. The Committee may decide not to grant options in the event of poor corporate performance.

                             COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

                               Blas R. Ferraiuoli
                                Frederick D. Moss
                                Michael A. Rubin

         The Board Compensation Committee Report on Executive Compensa tion shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensa tion paid by Margo to the Chief Executive Officer for services rendered in all capacities during the fiscal years ended December 31, 1998, 1997 and 1996. No other executive officer of Margo received total annual salary and bonus exceeding $100,000 during 1998.


                               ANNUAL COMPENSATION
                               -------------------
                                                                                       NUMBER OF
                                                                                         STOCK
NAME OF INDIVIDUAL AND                                                                  OPTIONS          OTHER ANNUAL
POSITION WITH THE COMPANY                                SALARY          BONUS        GRANTED(2)         COMPENSATION
-------------------------                                ------          -----        ----------         ------------
Michael J. Spector                           1998       $104,000        $   -            2,500             $8,000(1)
Chairman, President, Chief                   1997        160,000            -              -                   -
Executive Officer                            1996        160,000         13,600         17,500                 -
   and Director

-------------------
(1) Represents matching contribution under Margo's Salary Deferral Retirement Plan.
(2) Include 2,500 options granted to Mrs. Spector for each of 1996 and 1998.


GRANT OF STOCK OPTIONS

         No stock options were granted to Mr. Michael Spector during the year ended December 31, 1998. However, the table below provides certain information regarding stock options granted to Mrs. Margaret D. Spector which Mr. Spector is deemed to beneficially own for Securities and Exchange Commission reporting purposes.


                                                                                                    POTENTIAL
                                                                                                   REALIZABLE
                                                                                                    VALUE AT
                                                                                                     ASSUMED
                                                                                                  ANNUAL RATES
                                                                                                 OF STOCK PRICE
                                                                                                  APPRECIATION
                                                                                                 FOR OPTION TERM
                                                                                                 ---------------
                     $ OF SHARES        % OF TOTAL
                      UNDERLYING          OPTIONS            EXERCISE
                       OPTIONS          GRANTED IN             PRICE           EXPIRATION
   NAME               GRANTED(2)        FISCAL YEAR        ($/SHARE)(3)           DATE            5%         10%
----------           -----------        -----------        ------------          ------          ----       ----
Michael J.
Spector(1)              2,500               8%                 $1.65            06-01-03         $625      $1,925

---------------
(1) Represents options to acquire 2,500 shares granted to Margaret D. Spector.
(2) Options become exercisable at the rate of 20% on the first, second, third, fourth and fifth anniversary of the grant date.
(3) The exercise price is based on the last sales price for the Company's common stock on June 1, 1998, the date of grant.

OPTIONS EXERCISED DURING 1998 AND OPTION VALUES AT DECEMBER 31, 1998

      The following table sets information on outstanding options held by Margo's chief executive officer and their value at December 31, 1998. There were no exercises of options during 1998. Value is calculated as the difference between the last sales price of the Common Stock and the exercise price as of December 24, 1998, the last day the Common Stock was traded during 1998.


                                                           NUMBER OF SHARES                        VALUE OF UNEXERCISED
                                                              UNDERLYING                               IN-THE-MONEY
                                                          UNEXERCISED OPTIONS                           OPTIONS AT
                     SHARES                                   AT 12/31/98                             12/31/98(1)(2)
                    ACQUIRED          VALUE         --------------------------------         ---------------------------------
      NAME         ON EXERCISE      REALIZED        EXERCISABLE        UNEXERCISABLE         EXERCISABLE         UNEXERCISABLE
      ----         -----------      --------        -----------        -------------         -----------         -------------
Michael J.              -               -             27,000              13,000               $ --                $ 7,500
Spector(1)

------------------

(1) Includes 10,000 options held by to Margaret D. Spector, the wife of Michael J. Spector.
(2) Based on the last sales price of $2 1/4 per share on December 24, 1998 and an exercise price of $3.16 and $3.44 for 20,000 and 7,000 exercisable options and an exercise price of $3.44 and $1.65 for 410,500 and 2,500 of unexercisable options, respectively.

                                PERFORMANCE GRAPH

      The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Performance Graph compares the yearly percentage change in Margo's cumulative total stockholder return on its Common Stock to that of the Center for Research in Securities Prices ("CRSP") Index for NASDAQ Stock Market (US Companies) and a Peer Group Index. The Peer Group Index consists of corporations engaged in the nursery business (Calloways Nursery Inc., Sunbelt Nursery Group and General Host Corp.). The Performance Graph assumes (i) that $100 was invested on December 31, 1993 in the case of each of the CRSP Index for NASDAQ Stock Market (U.S. Companies), the Peer Group Index and Margo's Common Stock; and (ii) the reinvestment of all dividends. Sunbelt Nursery Group and General Host Corp., both of which were included in the Peer Group Index, stop trading on March 20, 1998 and January 7, 1998, respectively. Accordingly, for the period from March 21, 1998 to December 31, 1998, the Peer Group Index consisted of Calloways Nursery Inc. exclusively.

                                 [GRAPH OMITTED]

SALARY DEFERRAL RETIREMENT PLAN

      During 1998, Margo established a Salary Deferral Retirement Plan (the "Retirement Plan") under the provisions of the Puerto Rico Internal Revenue Code of 1994. The Retirement Plan covers all employees who are at least 21 years of age and have completed one year of service. Under the terms of the retirement plan, Margo matches up to 100% of the pre-tax contributions made by employees in an amount equal to 10% of their basic salary subject to a maximum of $8,000. For the year ended December 31, 1998, Margo accrued $8,000 representing the matching contribution under the retirement plan for Mr. Spector and $13,000 for all executive officers as a group.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AMOUNT DUE FROM/TO PRINCIPAL SHAREHOLDER

      In connection with the settlement of Margo's litigation with First Union National Bank of Florida ("First Union") on May 29, 1996, Margo advanced $340,158 on behalf of Michael J. Spector, which was the portion of the settlement that corresponded to claims made by First Union against Mr. Spector in his individual capacity. During 1997, Margo charged Mr. Spector for certain expenses paid on his behalf. During March 1998, this receivable was converted into a non-interest bearing note due on March 2001. At December 31, 1998 and 1997, Mr. Spector owed Margo $290,226 and $291,481, respectively.

LEASE AND OPTION TO PURCHASE PUERTO RICO NURSERY FARM

      Effective January 1, 1993, Margo and the Spectors entered into a lease agreement with respect to the Puerto Rico nursery farm. The lease has an initial term of five years and may be renewed for one additional term of five years at the option of Margo. During the initial term of the lease, rent was set at $19,000 per month. During the renewal term, the rent increases to the greater of
(x) $24,000 per month or (y) the original $19,000 per month adjusted on the basis of the increase in the Wholesale Price Index ("WPI") published by the United States Department of Labor, Bureau of Labor Statistics, from the WPI which was in effect on January 1, 1993 to the WPI in effect on January 1, 1998. Additionally, Margo must pay all taxes on the property, maintain certain insurance coverages and otherwise maintain the property. The lease also contains an option which permits Margo to purchase the property at its appraised value at any time during the term of the lease. In consideration of the option Margo must pay the Spectors $1,000 per month. On January 1, 1998, Margo exercised its renewal option at a monthly rental of $24,000.

      Effective January 1, 1994, the lease agreement was amended to include an additional 27-acre tract of land adjacent to the existing nursery facility for $1,750 per month. The lease terms for this additional tract do not include renewal or purchase options. Effective January 1, 1998, Margo and the Spectors entered into an amendment to the lease agreement which grants the Company the right to continue to lease the 27-acre parcel on a month to month basis. Either party may terminate this portion of the lease upon 30 days prior written notice. In connection with this amendment, the Spectors also agreed to reimburse to Margo, by no later than March 1, 2001, the unamortized value of the leasehold improvements applicable to said parcel as of the date of termination.

CERTAIN OTHER RELATIONSHIPS

      During 1998 Margo engaged Blas Ferraiuoli and Michael A. Rubin, each a director of Margo, to render legal services on behalf of Margo.


                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has appointed the firm of Deloitte & Touche LLP to act as Margo's independent accountants for the year ending December 31, 1999 subject to ratification by Margo's shareholders. Deloitte & Touche LLP has served as Margo's independent public accountants since July 2, 1997. The firm of Kaufman, Rossin & Co. had previously served as Margo's independent public accountants from 1991 to 1996.

      Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting. The representative is expected to be available to answer appropriate questions and will be given an opportunity, if he so desires, to make a statement.

      Ratification of the appointment of Deloitte & Touche LLP as the independent accountants of Margo requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock at the Annual Meeting. The Board of Directors recommends that the stockholders ratify the appointment of Deloitte & Touche LLP as Margo's independent accountants for the year ending December 31, 1999.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Section 16 of the Securities Exchange Act of 1934, as amended, requires Margo's directors and executive officers to report their ownership of and transactions in Margo's Common Stock to the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Copies of these reports are also required to be supplied to Margo . Specific dates for filing these reports have been established by the SEC, and Margo is required to report in the annual report any failure of its directors and executive officers to file by the relevant due date any of these reports during the fiscal year ended December 31, 1998. Based solely on its review of the copies of the report received by it, Margo believes that all such filing requirements were satisfied, except that Michael Rubin filed a late report related to one transaction.


                              STOCKHOLDER PROPOSALS

      Any proposal that a stockholder wishes to present for consideration at the 1999 Annual Meeting of Stockholders must be received by Margo at its principal executive office no later than December 17, 1999. Proposals should be directed to the attention of the Secretary of Margo.


                                  ANNUAL REPORT

      A copy of Margo's Annual Report to Shareholders containing the consolidated financial statements of Margo for the fiscal year ended December 31, 1998 is being mailed to each stockholder together with this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.


                                  OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the Annual Meeting other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment on such matter.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                                   Margaret D. Spector
                                                       Secretary

Vega Alta, Puerto Rico
April 15, 1999

                               MARGO CARIBE, INC.
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Michael J. Spector and Alfonso Ortega, and each of them severally, as proxies. with full power of substitution, to vote on behalf of the undersigned all of the shares of the Common Stock of MARGO CARIBE, INC., a Puerto Rico corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Pietrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico on Friday, May 14, 1999 at 10:00 a.m. (local time), and at any adjournment or postponement thereof, upon the following matters:

        (1) To elect five directors;

        (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants; and

        (3) To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)


                              FOLD AND DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please mark
your votes as
indicated in
this example           [X]

Proposal (1) Election of Directors



FOR                     WITHHOLD
all nominees            AUTHORITY
listed                  for all nominees

____________            _______________



The nominees for election to the Board of Directors are:

Nominees: Blas R. Ferraiuoli, Frederick D. Moss, Michael A. Rubin,
          Margaret D. Spector, Michael J. Spector


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE LINE IMMEDIATELY BELOW.)

-------------------------------------------------------------------------------


Proposal (2) Ratification of appointment of Deloitte & Touche LLP as independent accountants of the Company.


    FOR      AGAINST     ABSTAIN

   _____     _______     ________

Proposal (3) In the discretion of such proxies upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.


Dated:______________________________________________________________ , 1999

Signature of Stockholder __________________________________________________

Signature of Stockholder __________________________________________________

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should both sign. Please be sure to date the proxy and return the proxy promptly.

                              FOLD AND DETACH HERE